Exhibit 10.8

Invention Assignment

For good and sufficient consideration, the receipt of which is hereby acknowledged, we, the undersigned Nadir Dagli and Ronald Petkie (each respectively "Assignor") each hereby assign to HyperSolar, Inc., a Nevada corporation ("Assignee") our entire right, title, and interest in and to the invention or inventions described in the application for United States patent entitled THIN AND FLAT SOLAR COLLECTOR-CONCENTRATOR which application was filed on June 5,2009 and given serial number 61/184776, including any and all United States letters patent which may be granted therefor, and any and all extensions, divisions, reissues, substitutes, renewals, continuations, and continuations-in-part thereof; all applications for patents, utility models, or design rights filed in any countries foreign to the United States of America and any patents, utility models, or design rights obtained therefrom; and the right to claim the benefit of the filing date of the above-identified application.

It is agreed that Assignor will, when requested by Assignee, execute without charge all documents reasonably calculated to be useful in perfecting the above rights. Further it is agreed that Assignor will, with costs paid by Assignee, provide information and otherwise assist Assignee to obtain, protect and enforce its rights in and to the subject invention, whether in proceedings before the United States Patent and Trademark Office or another patent office, in litigation, or in other proceedings.

Signed at ____________________________, this 10th day of June, 2009

Inventor Signature: /s/ Ronald Petkie

NOTARIZATION
State of California
County of Ventura

On June 10, 2009, before me Ruth Schnapka, Notary Public, personally appeared Ronald Petkie  who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Ruth Schnapka (seal)

Signed at Santa Barbara, this 13th day of June, 2009

Inventor Signature: /s/ Nadir Dagli

NOTARIZATION
State of California
County of Santa Barbara

On June 13, 2009, before me Thomas Dean Demourkas, Notary Public, personally appeared Nadir Dagli who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Thomas Dean Demourkas (seal)